UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                               FORM 8-K

                            CURRENT REPORT




PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) May 6, 2003




                         Seaboard Corporation
        (Exact name of registrant as specified in its charter)


        Delaware                      1-3390                04-2260388
(State or other jurisdiction of    (Commission          (I.R.S. Employer
 incorporation or organization)     File Number)       Identification No.)


9000 W. 67th Street, Shawnee Mission, Kansas                66202
(Address of principal executive offices)                 (Zip Code)



(Registrant's telephone number, including area code)    (913) 676-8800



                            Not Applicable
    (Former name or former address, if changed since last report.)


Item 7.  Financial Statements and Exhibits

(c)  Exhibits

     Registrant hereby furnishes the following exhibit pursuant to Item 12:

     99.1 Press release of Seaboard Corporation dated May 6, 2003 announcing earnings for the first quarter ended March 29, 2003.


Item 9.  Regulation FD Disclosure

The information included in this Current Report on Form 8-K, including the accompanying exhibit, is furnished, not filed, under "Item 12. Disclosure of Results of Operations and Financial Condition."

On May 6, 2003, Registrant issued a press release announcing earnings for the first quarter ended March 29, 2003. The full text of this press release is included as exhibit 99.1 and incorporated by reference in this Current Report on Form 8-K.


                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                           DATE:  May 6, 2003

                           Seaboard Corporation

                           by: /s/ Robert L. Steer
                               Robert L. Steer, Senior Vice President,
                               Treasurer and Chief Financial Officer